Corporate Overview Presentation November 2021 Exhibit 99.1

This presentation contains certain forward-looking statements regarding the business of Mirati Therapeutics, Inc. (“Mirati”). Any statement describing Mirati’s goals, expectations, financial or other projections, intentions or beliefs, development plans and the commercial potential of Mirati’s drug development pipeline, including without limitation adagrasib (MRTX849), sitravatinib, MRTX1133 and MRTX1719 is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to risks and uncertainties, particularly those challenges inherent in the process of discovering, developing and commercialization of new drug products that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. Mirati’s forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although Mirati’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Mirati. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Mirati’s programs are described in additional detail in Mirati’s quarterly reports on Form 10-Q and annual reports on Form 10-K, which are on file with the U.S. Securities and Exchange Commission (the “SEC”) available at the SEC’s Internet site (www.sec.gov). Mirati assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. November 8, 2021 Safe Harbor Statement

Developing Novel Oncology Therapies, Including Two Registration-Enabling Programs in Large NSCLC Patient Populations

IO Resistance

Sitravatinib
Inhibitor of TAM and VEGFR2

NSCLC | Others

Compelling Phase 2 data in combination with a PD-1 support and inform SAPPHIRE Phase 3 approach in NSCLC

KRAS Selective Inhibition

Adagrasib (MRTX849)
G12C selective inhibitor

NSCLC | CRC | Others

Compelling efficacy and favorable tolerability with broad development in both monotherapy and combinations

G12D selective (MRTX1133) and other KRAS selective inhibitors

Pancreatic | CRC | Others

Potential first-in-class G12D inhibitor advancing in IND-enabling studies

Synthetic Lethality

MRTX1719
MTA Cooperative PRMT5 Inhibitor

NSCLC | Others (Pancreatic & Bladder)

Internally discovered synthetic lethal PRMT5/MTA cooperative program for MTAP-deleted cancers with IND submission by year end

Operational and commercial synergies across portfolio, particularly in NSCLC

Advancing **targeted novel oncology research platform:**
KRAS mutant inhibition and KRAS signaling modifiers (e.g., SOS1)

$1.2 billion in cash, cash equivalents and short-term investments as of 9/30/21

NSCLC = non-small cell lung cancer; CRC = colorectal cancer; IO = immuno-oncology; IND = investigational new drug; P = phase; MTA = methylthioadenosine; MTAP = methylthioadenosine phosphorylase

3

Mirati's Pipeline Spans Multiple Novel Oncology Programs and Tumor Types

Compound	Indication	Development Approach	Lead Optimization	IND-enabling	Phase 1/1b	Phase 2	Phase 3	Status / Near-Term Catalysts
Adagrasib *KRAS G12C Inhibitor*	2L NSCLC	Monotherapy	*K-1: P2 registration-enabling*					• NDA submission in Q4:2021 • Phase 2 NSCLC data in early 2022 ahead of expected US commercial launch
			K-12: P3 confirmatory trial, randomized vs. docetaxel					
		POC Combo: SHP2, SOS1, CDK4/6, Pan-EGFR, EGFR	*Multiple: POC combination trials*					• POC combos ongoing; pan-EGFR planned
	1L NSCLC	Monotherapy: STK11 co-mutations and TPS <1%	*K-1: STK11 co-mutations*					• Potentially registration-enabling: STK11 cohort initiated Q1:2021 and TPS <1% initiated Q4 2021
			K-7 (1 Arm): <1% TPS					
		Combo: Pembrolizumab (PD-1)	*K-7 (2 Arms): <1% TPS and ≥1% TPS*					• Phase 2 enrollment on-going at 400mg BID
	2L CRC	Combo: Cetuximab (EGFR)	*K-10: combination with cetuximab vs. FOLFIRI or FOLFOX*					• Phase 3 initiated in 1H:2021
	3L+ CRC and Pancreatic	Monotherapy Combo: Cetuximab (EGFR)	*K-1: P1b and P2 monotherapy*					• On-going potentially registration-enabling 3rd Line+ CRC cohorts; clarify next steps for tumors other than NSCLC and CRC in 1H:2022
			K-1: P1b and P2 combination					
Sitravatinib *Multi Kinase Inhibitor*	2/3L NS-NSCLC	PD-1	SAPPHIRE – Combination with *Nivolumab vs. docetaxel*					• Phase 3 interim analysis of OS in 2H:2022
	2/3L S + NS-NSCLC	PD-1	*Tislelizumab Combinations (BeiGene)*(1)					• Phase 3 initiated Q3:2021 by BeiGene
MRTX1719 *MTA cooperative PRMT5 Inhibitor*	MTAP-deleted Cancers	Monotherapy						• IND by Year End 2021
MRTX1133 *KRAS G12D Inhibitor*	Pancreatic, CRC, NSCLC	Monotherapy and combination						• IND in 2022
Additional KRAS pathway preclinical programs	Solid Tumors	SOS1 Inhibitor						
	Solid Tumors	Other KRAS mutations						

K = KRYSTAL (adagrasib trials); POC = proof of concept; NSCLC = non-small cell lung cancer; CRC = colorectal cancer; OS = overall survival; IND = investigational new drug; NDA = new drug application; TPS = tumor proportion score; MTAP = methylthioadenosine phosphorylase. 1. BeiGene is currently conducting certain combination studies of sitravatinib + tislelizumab for solid tumor indications in their Territory in Asia (ex-Japan). These trials include a P3 trial in non-squamous and squamous NSCLC randomized vs. docetaxel, as well as proof-of-concept trials in hepatocellular carcinoma, renal cell carcinoma, ovarian cancer and gastric cancers.

4

Mirati: Deep Commitment to Addressing Cancers With High Unmet Needs

KRAS: Drugging the Undruggable

KRAS Prevalence in Tumors With High Unmet Needs[1-3]

NSCLC
Adenocarcinoma


14
4
7
75

KRAS^{mt} Total	KRAS^{G12C}	KRAS^{G12D}
~25%	~14%	~4%

CRC


4
12
19
65

KRAS^{mt} Total	KRAS^{G12C}	KRAS^{G12D}
~35%	3-4%	~12%

Pancreatic Cancer


10
2
36
52

KRAS^{mt} Total	KRAS^{G12C}	KRAS^{G12D}
~90%	~2%	~36%

Key: KRAS^{G12C} KRAS^{G12D} Other KRAS^{mut} WT KRAS

Prevalence of Oncogenic Mutations in Lung Adenocarcinoma[4]

KRAS^{G12C} occurs in **~14% of patients with NSCLC,** comparable to the prevalence of all EGFR mutations[4,5]


KRAS^{G12D}: ~4%
KRAS^{G12C}: 14%
EGFR: 15%
Other: 57%
ALK: 5%
ROS1: 2%
BRAF: 2%
NTRK: 1%

- KRAS mutations are generally associated with poor prognosis
- The absence of known binding pockets made KRAS historically undruggable; discovery of the switch II binding pocket by Shokat et al has changed this

1. Zehir A, et al. *Nat Med*. 2017;23(6)703-713. 2. Krakstad C, et al. *PLoS One*. 2012;7(12):e52795. 3. NIH TCGA: *The Cancer Genome Atlas*. February 11, 2021. https://www.cbioportal.org. 4. Biernacka A, et al. *Cancer Genet*. 2016;209(5):195-198. 5. Pakkala S, Ramalingam SS. *JCI Insight*. 2018;3(15):e120858.

5

Adagrasib (MRTX849): KRASG12C Selective Inhibitor

Molecular profile, including differentiated pharmacokinetic properties, long half-life and CNS penetration Encouraging preclinical and early clinical evidence of activity in the brain NSCLC: potentially best-in-class 2nd Line+ NSCLC: differentiated response rate and initial durability in heavily pretreated patients CRC: potentially first-in-class and best-in-class 3rd Line+:  Response rate and initial durability in heavily pretreated patients Both in monotherapy and in combination with cetuximab 2nd Line: Phase 3 randomized trial in combination with cetuximab is ongoing  Other solid tumors Encouraging preliminary results in pancreatic cancer Assessing adagrasib in additional solid tumor settings Adagrasib: Potentially Differentiated Therapy in NSCLC, CRC and Other Tumors for Patients with KRASG12C Mutations Adagrasib (MRTX849) KRASG12C Inhibitor CNS = central nervous system; NSCLC = Non-Small Cell Lung Cancer; CRC = colorectal cancer

Adagrasib (MRTX849) KRAS^{G12C} Inhibitor

Adagrasib: Multiple Paths to Potential Commercialization

Tumor Type	KRAS^{G12C} Patient Population	Development Approach	Development Status
NSCLC	2nd line and beyond	Monotherapy	➤ NDA filing Q4:2021 (accelerated approval) ➤ Phase 3 confirmatory study in 2nd Line (randomized to docetaxel) initiated Q1:2021
	1st line with STK11 co-mutation	Monotherapy	➤ Potentially registration-enabling Phase 2 initiated Q1:2021
	1st line with TPS < 1%	Monotherapy	➤ Phase 2 TPS <1% initiated in Q4 2021
	1st line stratified by TPS score	Combination: PD-1	➤ Phase 2 pembrolizumab combination: enrollment ongoing at 400mg BID
	2nd line and beyond	Combination: other	➤ Multiple POC trials ongoing or to be initiated with SHP2, SOS1, pan-EGFR and CDK4/6
CRC	≥ 3rd line	Monotherapy and Combination (EGFR)	➤ Potentially registration-enabling Phase 2 cohorts in monotherapy initiated Q2:2021 and combination initiated in Q4:2021
	2nd line	Combination: EGFR	➤ Phase 3 cetuximab combination in 2nd line (randomized to chemotherapy) initiated in 1H:2021

*Mirati and Zai Lab have a collaboration and license agreement under which Zai obtains the right to research, develop, manufacture and exclusively commercialize adagrasib in Greater China (mainland China, Hong Kong, Macau and Taiwan). Zai also has obligations to support enrollment in Mirati's adagrasib global registrational studies. Mirati has an option to co-commercialize in Greater China and retains full and exclusive rights to adagrasib in all countries outside of Greater China. NSCLC = non-small cell lung cancer; NDA = new drug application; TPS = tumor proportion score; POC = proof of concept

8

Adagrasib (MRTX849) $KRAS^{G12C}$ Inhibitor

Adagrasib: Desired Properties Include Complete Inhibition of $KRAS^{G12C}$ for Full Dosing Interval, Long Half-Life, CNS Penetrance and Dose-Dependent PK

Long Half Life

Human Half Life ~24 hours[1]

Long half-life ensures pathway maximally inhibited throughout entire dosing interval

Comprehensive target coverage combats new KRAS protein synthesis (half-life ~ 24h) and reactivation of signaling[2]

CNS Penetrant

Encouraging CSF/CNS penetration

Encouraging and clinically meaningful adagrasib exposure in patients

Clinical POC: heavily pre-treated NSCLC patient had 63% reduction of primary tumor and disappearance of active brain metastases

Extensive Tissue Distribution

Estimated Human Volume of Distribution (>10 L/Kg[3])

Maximize systemic exposure for duration of dosing

Extensive volume of tissue distribution ensures optimal target coverage throughout dosing interval

PK Profile / dosing

Dose Dependent PK Exposure Response

Dose-dependent PK and emerging exposure-response relationship for adagrasib supports dose modification schema and selected combination strategies

NSCLC = non-small cell lung cancer; CSF = cerebrospinal fluid; CNS = central nervous system; POC = proof of concept; PK = pharmacokinetic

1.Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2019; 2. Stites and Shaw, CPT Pharmacometrics Syst. Pharmacol. (2018); 3. Estimated from nonclinical data and PBPK modeling;

9

Adagrasib (MRTX849): Advanced Non-Small Cell Lung Cancer

Topline results from Phase 2 cohort of KRYSTAL-1 study in 2nd Line+ NSCLC patients with the KRASG12C mutation evaluating adagrasib at 600mg BID: Intent-to-treat population Data cut off: June 15, 2021 Median follow-up: 9 months 43% ORR (confirmed based on central independent review) 98.3% of patients received adagrasib following treatment with both immunotherapy and platinum chemotherapy Safety and tolerability profile consistent with previously reported findings for adagrasib in patients with advanced NSCLC NDA submission status First adagrasib data package submitted as a part of Real-Time Oncology Review (RTOR) pilot program Completion of NDA submission in Q4:2021 Adagrasib Phase 2 Topline Monotherapy Data in NSCLC ORR = Objective Response Rate; NSCLC = Non-Small Cell Lung Cancer; NDA = New Drug Application; BID = dosing two times a day KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Preliminary findings in limited number of patients support moving forward with 400 mg BID dose of adagrasib in combination with full dose pembrolizumab in 1st Line NSCLC Adagrasib 400mg BID plus pembrolizumab in Phase 1b study preliminarily show a manageable tolerability profile No TRAEs leading to treatment discontinuation and no Grade 4 or Grade 5 AEs observed 4 of 7 patients had a confirmed PR One additional patient experienced 49% tumor regression, which allowed for tumor resection prior to achieving RECIST-defined confirmed response DCR of 100% All 7 patients exhibited tumor regression ranging from 37% – 92% KEYNOTE-189 (pembrolizumab + chemotherapy) approved in 1st Line NSCLC with ORR of 47.6% across all TPS scores Median follow up of 9.9 months 5 of the 7 patients remained on treatment as of the data cut off and had been on treatment for 8 to 11 months 400 mg BID dose of adagrasib with pembrolizumab being evaluated in the ongoing Phase 2 KRYSTAL-7 study Preliminary Phase 1b Adagrasib + Pembrolizumab Data in 1st Line NSCLC Data cut off date is October 21, 2021; NSCLC = non-small cell lung cancer; BID = dosing two times a day; TRAEs = treatment related adverse events; AE = adverse event; PR = partial response; ORR = overall response rate; DCR = disease control rate; TPS = tumor proportion score KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor + Pembrolizumab in 1st Line NSCLC

NSCLC: Phase 1/1b 2nd Line and Beyond: Best Overall Response Includes All Monotherapy Phase 1/1b 2nd Line+ Patients Enrolled at 600mg BID (n=19) Maximum % Change From Baseline Evaluable Patients 40 20 0 -20 -40 -60 -80 -100 SD PD SD SD SD SD SD PR uPR PR PR PR uPR PR PR PR SD PR PR Best Tumor Change From Baseline in All Patients Treated With Adagrasib 600 mg BID (n=19) Heavily pretreated (median of 2 prior lines of treatment), investigator-assessed ORR of 58%, including 2 responses that occurred after being on treatment for > 10 monthsa aTwo unconfirmed responses subsequently both confirmed; Data cut off: June 15, 2021; NSCLC = non-small cell lung cancer; BID = dosing two times a day; ORR = overall response rate KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Data cutoff June 15, 2021; NSCLC = non-small cell lung cancer; BID = dosing two times a day; ORR = overall response rate NSCLC: Phase 1/1b in the 2nd Line+ Setting: Duration of Treatment 4 8 12 2 4 0 10 14 16 18 20 22 24 Evaluable Patients Duration of Treatment, months First response Progression Treatment ongoing Death PR PR PR uPR PR PR PR SD PR PR SD SD PR SD uPR SD SD SD PD Duration of Treatment in All Patients Treated With Adagrasib 600 mg BID (n=19) Endpoint Median (months) (range/95%CI) Median Follow Up 17.3 Duration of Treatment 9.5 (2.6, NE) mDOR 12.6 (3.1, NE) mPFS 8.3 (2.8, NE) KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

KRYSTAL-1: Adagrasib (MRTX849) $KRAS^{G12C}$ Inhibitor in NSCLC

Adagrasib Clinical Activity in NSCLC Patients with Brain Metastases

Clinical activity in NSCLC patients with brain metastases with brain and CSF exposure in preclinical and clinical studies

- Preclinical research demonstrates adagrasib has dose dependent drug penetration in the CNS
  - Brain concentrations $>IC_{90}$ achieved with dose comparable to human dose
- Heavily pre-treated $KRAS^{G12C}$ mutated NSCLC patient with active brain metastases was evaluated following several cycles of adagrasib therapy
  - Patient experienced 63% reduction in size of primary lung tumor and disappearance of the active brain metastases
- Enrolling cohort of patients to assess adagrasib in NSCLC patients with a G12C mutation and active brain metastases

Mean Plasma and Brain Concentrations of Adagrasib After a Single 100 mg/kg Oral Dose in Mice



Concentration (ng/mL)
10000
1000
100
10
1
1
8
Time, h
Mean plasma
Mean brain
Cellular IC_{90}
Cellular IC_{50}
$K_{p,uu}$ = 0.4 (1 h)

Kpuu[1] Comparison		
	Osimertinib	0.3
	Adagrasib preclinical	0.4
	Preliminary adagrasib clinical	0.47

[1]Kpuu is the concentration ratio of unbound drug in CSF to blood, to, as a measure of brain penetration
NSCLC: non-small cell lung cancer; CSF = cerebrospinal fluid; CNS = central nervous system

15

Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020

KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC Adagrasib Clinical Activity in NSCLC in Patients with KRASG12C and STK11 Co-Mutations Co-mutations in KRAS and STK11 in NSCLC Patients KRAS and STK11 co-mutations comprise approximately 30% of KRASG12C mutant NSCLC The co-occurrence of KRAS and STK11 mutations may cooperate to create an immune-suppressed tumor microenvironment Initial adagrasib clinical activity shows promising response Potentially registration enabling Phase 2 monotherapy study in 1st line NSCLC patients with STK11 co-mutation initiated in Q1:2021 Best Tumor Change From Baseline for Patients Harboring KRASG12C and STK11 Co-mutations Shows 64% (9 of 14 patients) ORR Evaluable Patients Maximum % From Baseline -100 -80 -60 -40 -20 0 20 40 60 80 SD SD SD PR PD PR PR PR PR PR PR PR PR SD Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020 NSCLC: non-small cell lung cancer; ORR = overall response rate

Ricciuti et al. Journal of Clinical Oncology 37, no. 15_suppl (May 20, 2019); Skouldis et al. Cancer Discovery. 2018 Jul;8(7):822-835; Zehir et al. Nat Med. 2017 Aug 4;23(8):1004. NSCLC = non-small cell lung cancer; CI = checkpoint inhibitor KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC Co-mutations in KRAS and STK11 are Associated with Poor Prognosis and Outcomes on Checkpoint Inhibitor Therapy in NSCLC Progression Free Survival Overall Survival

Adagrasib (MRTX849): Heavily Pretreated Colorectal Cancer

KRYSTAL-1: Adagrasib (MRTX849) KRAS^{G12C} Inhibitor in CRC

Prognosis on Standard of Care in CRC with KRAS^{G12C} Mutations Have Historically Been Worse Than the Broader CRC Population

Population	Historical Efficacy Outcomes 3rd Line and Beyond
KRAS-agnostic	• Regorafenib[1] or Trifluridine/Tipiracil[2,3]: – ORR: 1-2% – mPFS: 1.9-2.0 months – mOS: 6.4-8.0 months
KRAS-mutant	• Trifluridine/Tipiracil[3]: – KRAS-mut mOS = 6.5 months

- Patient outcomes in CRC have historically been poor and progressively worse in later lines of therapy
- KRAS-mutant CRC patients tend to have worse outcomes than the broader CRC patient population

[1] Obermannová R, et al. Ann Oncol. 2016;27(11):2082-2090. [2] Grothey A, et al. *Lancet*. 2013;381(9863):303-312. [3] Mayer RJ, et al. *N Engl J Med*. 2015;372(20):1909-1919. [3]Van Cutsem E, et al. *Eur J Cancer*. 2018;90:63-72.; CRC = colorectal cancer;

19

Studied CRC patients Were Heavily Pretreated; 90% of Patients in Combination Treatment Were 3rd Line or Beyond aAdagrasib monotherapy was administered at a dose of 600 mg BID. bAdagrasib was administered at a dose of 600 mg BID. Cetuximab was administered IV at a dose of 400 mg/m2 followed by 250 mg/m2 QW, or 500 mg/m2 Q2W (Phase 1b). cMolecular status includes patients with conclusively evaluable test results. Data as of 25 May 2021 for monotherapy (median follow-up: 8.9 months). Data as of 9 July 2021 for the cetuximab combination (median follow-up: 7 months).; CRC = colorectal cancer Presented at the European Society for Medical Oncology (ESMO) Congress, 19 September 2021 KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in CRC

No apparent association between response rate and molecular status was shown in an exploratory analysis Response rate was 22% (10/45), including 1 unconfirmed PR (unconfirmed response remains unconfirmed)e SD was observed in 64% (29/45) of patientse Clinical benefit (DCR) was observed in 87% (39/45) of patientse Adagrasib Monotherapy in Patients With Advanced CRC: Best Overall Response Maximum % Change From Baseline Evaluable Patients 40 20 0 -20 -40 -60 -80 PD PD PD SD PD SD SD SD SD SD SDc SD SD SD SD PD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD PD PR PRd PR PR PR PR PR PRc PR PR SD aAll results are based on investigator assessments. bEfficacy evaluable population (n=45) excludes 1 patient who withdrew consent prior to the first scan. cPhase 1/1b. dAt the time of the 25 May 2021 data cutoff, the patient had uPR, After a follow-up scan after the data cut off, this response still remains unconfirmed, and the patient is still on therapy and will be evaluated with the next scan. eAmong all enrolled Phase 1/2 monotherapy patients (n=46), ORR was 22% (10/46). Data as of 25 May 2021 for monotherapy (median follow-up: 8.9 months); ORR = overall response rate; CRC = colorectal cancer; DCR = disease control rate; PR = partial response; SD = stable disease Best Tumor Change From Baseline (n=45)a,b KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in CRC Presented at the European Society for Medical Oncology (ESMO) Congress, 19 September 2021

Adagrasib Monotherapy in Patients With Advanced CRC: Duration of Treatment aAll results are based on investigator assessments. bAt the time of the 25 May 2021 data cutoff, the patient had uPR. cPatients who crossed over to receive adagrasib + cetuximab. dPhase 1/1b. eMedian duration of response is based on 9 confirmed responses. Data as of 25 May 2021 for monotherapy (median follow-up: 8.9 months); ORR = overall response rate; PFS = progression free survival; CRC = colorectal cancer; DOR = duration of response; PR = partial response; SD = stable disease; PD = progressive disease Median time to response was 1.4 months Median DOR was 4.2 months Median PFS was 5.6 months At time of analysis, 40% (18/45) of patients remain on treatment 4 2 0 6 8 10 12 14 16 Evaluable Patients Progression First Response Treatment Ongoing Death SD SD PR PR SD SD SD SD SD PRb PR PRc SDc SD SD SD SD SDc PRc SD SD SD PD SD PRd PR PR PR SD SD SDc SD SD SD PD SD SD SDc SDd SD SD PD PD PD PD Duration of Treatment (n=45)a KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in CRC Presented at the European Society for Medical Oncology (ESMO) Congress, 19 September 2021 HISTORICAL DATA: 3L  Standard of care (regorafenib and LONSURF®), regardless of KRAS, status show median ORR of ~1-2% PFS of ~2 months  OS of 6-8 months Time, Months

Response rate was 43% (12/28), including 2 unconfirmed PRsc Confirmed ORR of 39% (11/28) in the efficacy eligible and heavily pretreated population SD was observed in 57% (16/28) of patients Clinical benefit (DCR) was observed in 100% (28/28) of patients Best Tumor Change From Baseline (n=28)a,b Adagrasib + Cetuximab in Patients with Advanced CRC: Best Overall Response Maximum % Change From Baseline Evaluable Patients 20 0 -20 -40 -60 -80 -100 SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD PRc PRc PR PR PR PR SD PR PR PR PR PR PR aAll results are based on investigator assessments. b Evaluable population (n=28) excludes 4 patients who withdrew consent prior to the first scan (1 withdrew due to unrelated pneumonia, 2 withdrew related to cetuximab, and 1 withdrew related to mailese from both cetuximab and adagrasib); cAt the time of the 9 July 2021 data cutoff, 2 patients had uPRs (1 patient subsequently confirmed and 1 patient subsequently had progressive disease). dAmong all enrolled Phase 1b combination patients (n=32). Data as of 9 July 2021 (median follow-up: 7 months); PR = partial response; CRC = colorectal cancer; ORR = overall response rate; SD = stable disease; DCR = disease control rate KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor + Cetuximab in CRC Presented at the European Society for Medical Oncology (ESMO) Congress, 19 September 2021

4 2 0 6 8 10 12 14 Evaluable Patients Progression First Response Treatment Ongoing Death SD SD SD SD SD SD SD PR PR SD SD PR SD PR PR PR PR PR PR SD PR SD SD SD SD PRb PRb SD Duration of Treatment (n=28)a aAll results are based on investigator assessments. bAt the time of the 9 July 2021 data cutoff, 2 patients had uPRs. Data as of 9 July 2021 (median follow-up: 7 months); CRC = colorectal cancer; ORR = overall response rate; PFS = progression free survival; OS = overall survival; SD = stable disease; PR = partial response Time, Months Adagrasib + Cetuximab in Patients with Advanced CRC: Duration of Treatment 16 Median time to response was 1.3 months At time of analysis, 71% (20/28) of patients remain on treatment KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor + Cetuximab in CRC Presented at the European Society for Medical Oncology (ESMO) Congress, 19 September 2021 HISTORICAL DATA: 3L  Standard of care (regorafenib and LONSURF®), regardless of KRAS, status show median ORR of ~1-2% PFS of ~2 months  OS of 6-8 months

KRYSTAL-1: Adagrasib (MRTX849) KRAS^{G12C} Inhibitor ± Cetuximab in CRC

Adagrasib +/- Cetuximab in Patients With Advanced CRC: Treatment-Related Adverse Events

Most Frequent TRAEs	Adagrasib Monotherapy[a] (n=46)		Adagrasib + Cetuximab[b] (n=32)	
TRAEs,[c,d] %	**Any Grade**	**Grades 3-4**	**Any Grade**	**Grades 3-4**
Any TRAEs	91%	30%	100%	16%
Most frequent TRAEs, %				
Diarrhea	63%	7%	56%	3%
Nausea	57%	0%	63%	0%
Fatigue	46%	4%	47%	0%
Vomiting	46%	0%	50%	0%
Decreased appetite	15%	0%	16%	0%
Peripheral edema	15%	0%	19%	0%
AST increase	13%	4%	6%	0%
QT prolongation	13%	2%	16%	3%
ALT increase	11%	4%	13%	0%
Anemia	11%	2%	9%	0%
Dermatitis acneiform	0%	0%	44%	3%
Rash maculopapular	2%	0%	22%	0%
Infusion-related reaction	NA	NA	19%	3%

Adagrasib Monotherapy

- No Grade 5 TRAEs
- No TRAEs that led to discontinuation

Adagrasib + Cetuximab Combination

- No Grade 5 TRAEs
- 6% (n=2) of TRAEs led to discontinuation of treatment[e]

[a]Adagrasib monotherapy was administered at a dose of 600 mg BID. [b]Adagrasib was administered at a dose of 600 mg BID + cetuximab was administered IV at a dose of 400 mg/m^2 followed by 250 mg/m^2 QW, or 500 mg/m^2 Q2W. [c]Occurred in ≥10% of patients treated with adagrasib monotherapy and select TRAEs of interest in patients treated with adagrasib + cetuximab combination. [d]Includes events reported between the first dose and 25 May 2021 for adagrasib monotherapy (median follow-up: 8.9 months). Includes events reported between the first dose and 9 July 2021 for adagrasib + cetuximab combination (median follow-up: 7 months). [e]TRAEs leading to discontinuation were grade 2 treatment-related malaise and grade 2 cetuximab-related infusion-related reaction.

25

Presented at the European Society for Medical Oncology (ESMO) Congress, 18 September 2021

Adagrasib (MRTX849): Pancreatic Ductal Adenocarcinoma Cancer

Adagrasib was administered at a dose of 600mg BID in this cohort. At the time of the 10 September 2021 data cutoff, 2 of the 12 enrolled patients had discontinued treatment prior to 1st scan due to unrelated adverse events and were not evaluable for clinical activity; aTreatment ongoing; SD = stable disease; PR = partial response; DCR = disease control rate Promising Proof of Concept Data from Adagrasib in Pancreatic Ductal Adenocarcinoma Best Tumor Change From Baseline in Patients (n=10) Preliminary response rate per investigator assessment was 50% (5/10), including 1 unconfirmed PR Clinical benefit (DCR) was observed in 100% (10/10) of patients All patients received gemcitabine-based regimens and 10/12 received prior fluoropyrimidine-based regimens Maximum % Change from Baseline Evaluable Patients 40 60 20 0 -20 -40 -60 -80 -100 SD SDa SDa SD PRa PRa uPRa SD PR PR (n=12) Median age, y (range) 67 (40-80) Female, n (%) 4 (33%) ECOG PS, n (%) 0 0 (0%) 1 12 (100%) Prior lines of systemic therapy, median (range) 3 (1-4) Prior lines of systemic therapy, % 1 2 3 ≥4 8% 42% 33% 17% Selected Patient Demographics Presented at the AACR-NCI-EORTC Mlecular Targets and Cancer Therapeutics Congress, 9 October 2021 KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in Pancreatic Cancer

MRTX1133: KRASG12D Selective Inhibitor

MRTX1133 KRAS ^{G12D} Inhibitor

MRTX1133: Potential First-in-Class KRAS^{G12D} Selective Inhibitor

Assay	Criteria	MRTX1133
KRAS^{G12D} cell activity	<10nM	**~5 nM**
Selectivity over KRAS^{WT}	>100-fold	**>1,000-fold**
Predicted human half-life	>24 hours	**~50 hours**
Low risk for hERG/off-target pharmacology	>10µM	✓
Drug-drug interaction (CYPs)	Low risk	✓


Active GTP-Loaded KRAS^{G12D} Assay
100
75
50
25
0
% Activity
IC$_{50}$ = 5 nM
0.01
0.1
1
10
100
1000
10000
MRTX1133 (nM)

- MRTX1133 is a small molecule that selectively & reversibly binds to & inhibits KRAS^{G12D} in both active & inactive states
- MRTX1133 demonstrates selective inhibition of cell viability of KRAS^{G12D} mutant, but not KRAS wild-type, tumor cells

29

MRTX1133: Clinical Development Path and Design Principles Optimizing target coverage throughout the dosing interval is important for maximizing antitumor activity in KRAS mutated cancers Evaluation of long-acting IV formulations, including liposomal strategies, to maximize the extent and duration of target coverage is ongoing IV injectable route of administration commercially attractive and compatible with development as a monotherapy or in combination with standard of care regimens IND filing planned for 2022 MRTX1133 KRASG12D Inhibitor Multi-cohort Phase 1 monotherapy trial comparable to adagrasib Rapid dose escalation strategies to define a tolerated and active dose Multiple expansion cohorts for pancreatic, colorectal, lung and other G12D patients Rational combination approaches are similar to G12C and enabled in first-in-human clinical trials PATH TO CLINICAL DEVELOPMENT CLINICAL TRIAL DESIGN PRINCIPLES IND: investigational new drug; IV = intravenous

Sitravatinib + Checkpoint Inhibitors

Sitravatinib + Checkpoint Inhibitors

Sitravatinib Inhibits TAM (TYRO3, AXL and MER), VEGFR2, and KIT Receptors and May Restore Immune Response

Rationale for Targeting TAM & Split RTKs to Enhance Immune Response to Checkpoint Inhibitors


Treg
MDSC
M2 TAM
M1 TAM
mDC
iDC
CD8+
CD4+

Targeting Split RTKs:

- Targeting VEGFR2 reduces Tregs & MDSCs
- Targeting KIT also depletes MDSCs
- Releases brakes for expansion of CD8+ T cells via PD-1 inhibition

Targeting TAM:

- Targeting MERTK & AXL shifts tumor associated macrophage (TAM) type to M1
- M1 macrophages secrete cytokines that enhance immune response (IL-12, TNF)

Both TAM & Split RTKs cooperate to:

- Increase dendritic cell maturity & antigen presentation capacity
- Increase NK cell response
- Increase T cell expansion & trafficking into tumors

Pircher et al., Synergies of Targeting Tumor Angiogenesis and Immune Checkpoints. Int J Mol Sci, 2017. 18(11).
Garton et al., Anti-KIT Monoclonal Antibody Treatment Enhances the Antitumor Activity of Immune Checkpoint Inhibitors by Reversing Tumor-Induced Immunosuppression. Mol Cancer Ther, 2017. 16(4)
Akalu, Y.T., C.V. Rothlin, and S. Ghosh, TAM receptor tyrosine kinases as emerging targets of innate immune checkpoint blockade for cancer therapy. Immunol Rev, 2017. 276(1)
Graham, D.K., D. DeRyckere, K.D. Davies, and H.S. Earp, The TAM family. Nat Rev Cancer, 2014. 14(12)
Du, W., Huang, H., Sorrelle, N., & Brekken, R. A. (2018). Sitravatinib potentiates immune checkpoint blockade in refractory cancer models. JCI Insight, 3(21).

32

Sitravatinib + Nivolumab

MRTX-500: Phase 2, Open-Label Study of Sitravatinib + Nivolumab in Patients with Nonsquamous NSCLC with Prior Clinical Benefit from Checkpoint Inhibitor Therapy

Key Eligibility Criteria
(n=68)

- Advanced/metastatic nonsquamous NSCLC[a]
- No actionable driver mutations
- Anti–PD-1/L1 must be the most recent line of therapy
- Prior Clinical Benefit (PCB) to CPI: CR, PR, or SD ≥12 weeks from prior CPI therapy
- No uncontrolled brain metastases
- ECOG PS 0-2

→ **Sitravatinib** 120 mg QD + nivolumab

Primary Endpoint:
- Objective Response Rate[b] (ORR), as defined by RECIST 1.1

Secondary Endpoints:
- Safety and tolerability
- DOR
- CBR
- PFS
- OS
- 1-year survival rate

Data as of 1 June 2021

[a] Additional cohorts included a CPI-experienced cohort that did not receive prior clinical benefit from CPI therapy (radiographic progression of disease ≤12 weeks after initiation of treatment with CPI) and a CPI-naive cohort in patients that were previously treated with platinum-based chemotherapy. [b]ORR based on investigator assessment. Dosing: sitravatinib free base formulation; nivolumab, 240 mg Q2W or 480 mg Q4W. Treatment discontinuation could be due to (but is not limited to) disease progression, global health deterioration, AEs, protocol violation, lost to follow-up, refusal of further treatment, study termination, or death. NSCLC = non-small cell lung cancer; DOR = duration of response; CR = complete response; PR = partial response; SD = stable disease; PFS = progression free survival; OS = overall survival; CPI = checkpoint inhibitor; QD = once a day dosing

33

Presented at the European Society for Medical Oncology (ESMO) Congress, 20 September 2021

Overall Survival with Sitravatinib + Nivolumab in Patients with Nonsquamous NSCLC With Prior Clinical Benefit From CPI Therapy Median follow-up in PCB cohort: 33.6 months; Data as of 1 June 2021. * ORR of 18% included 2 complete responses (3%) and 10 partial responses (15%); ORR = overall response rate; OS = overall survival; CPI = checkpoint inhibitor; NSCLC = non-small cell lung cancer Overall Survival in Patients With NSCLC (n=68) Overall Survival, % 100 90 80 70 60 50 40 30 20 10 0 0 6 12 18 24 30 42 36 56% 32% 45% Time, months Patients at risk: Sitravatinib + nivolumab 68 52 34 26 16 11 0 4 Sitravatinib + Nivolumab (n=68) Median OS (95% CI) 14.9 (9.3, 21.1) Events/censored, n (%) 46 (68)/22 (32) ORR 18%* Presented at the European Society for Medical Oncology (ESMO) Congress, 20 September 2021 Sitravatinib + Nivolumab

Sitravatinib + Nivolumab

Compelling Phase 2 Results Support and Inform SAPPHIRE Phase 3 Trial in 2nd / 3rd Line Non-Squamous NSCLC

- **Encouraging Overall Survival (OS)** data from Phase 2 trial [1]
  - Median OS of 14.9 months[1] in 2nd Line or 3rd Line patients with Prior Clinical Benefit (PCB) on a prior checkpoint inhibitor (CPI) and subsequent disease progression (n=68)
    - 56% and 32% of patients alive at 1- and 2-years, respectively
- Phase 3 SAPPHIRE clinical trial inclusion criteria in PCB patients who received the combination as either 2nd or 3rd line therapy after progressing on treatment with checkpoint inhibitor
- **Potential to establish sitravatinib + nivolumab as new standard of care after checkpoint inhibitor failure**
  - >2nd line NSCLC U.S. & EU Populations (circa 2020): over 100,000 patients with ~70,000 being non-squamous


SAPPHIRE
SitrAvatinib Plus Nivolumab in Patients Refractory to CHemo and checkpoint InhibitoR ThErapy
N=532
Powered for 3.5-month OS benefit
Checkpoint Refractory NSCLC
2nd / 3rd Line Patients after Checkpoint Inhibitor Therapy
Documented Tumor Progression
RANDOMIZATION 1:1
Sitravatinib + Nivolumab
N=266
Docetaxel
N=266
Final OS Analysis
Potential for Full Approval Based on Interim OS Analysis (242 events) 2H 2022

1. MRTX-500 Phase 2 trial: full Prior Benefit Cohort (PCB) (n=68), data cut-off of June 1, 2021, and presented at European Society for Medical Oncology (ESMO) Congress on September 18, 2021. Patients with PCB on a checkpoint inhibitor as part of their last treatment regimen prior to enrollment. PCB is defined as either complete response, partial response or stable disease for ≥12 weeks. PCB patients who received the combination as either 2nd or 3rd line of therapy after progressing on treatment with a checkpoint inhibitor. [a]10 (14.7%) patients were not evaluable for ORR: 8 patients without post-baseline scan, 1 patient without measurable disease at baseline, and 1 patient for whom all post-baseline scans were NE. Median follow-up in the PCB cohort was 33.6 months.
2. Data represented are from the CheckMate 057,KEYNOTE 010 and OAK studies and do not reflect results that might have been obtained from head-to-head studies. Results from Mirati's on-going Phase 3 SAPPHIRE trial comparing sitravatinib + nivolumab to docetaxel may differ materially from prior studies presented.
3. Borghaei H, et al. *New England Journal of Medicine* 2015;373:1627-1639, Herbst RS, et al. *Lancet*. 2016;387:1540-1550, Rittmeyer A, et al. *Lancet*. 2017;389:255-265.

OS: overall survival; NSCLC: non-small cell lung cancer;

35

PRMT5 Inhibitor

1 cBioPortal PRMT5 = Protein Arginine Methyltransferase 5; SAM - S-adenosylmethionine; MTA: methylthioadenosine; MTAP: methylthioadenosine phosphorylase; IND: investigational new drug MRTX1719 PRMT5 Inhibitor Potential First-in-class PRMT5 Inhibitor Selective for MTAP-deleted Cancers MTAP deletions occur in up to 10%1 of all human cancers including pancreatic, lung, and bladder Patients have a poor prognosis, representing a significant unmet medical need Internally discovered PRMT5 inhibitor represent a potential precision medicine for MTAP-deleted cancers Program leverages a synthetic lethal approach and selectively targets the PRMT5/MTA complex in MTAP-deleted cancer cells Designed to spare normal human cells and demonstrates improved therapeutic index in preclinical studies relative to first generation approaches MRTX1719 selected as clinical candidate with IND filing anticipated by year-end 2021

Mirati compound binds to PRMT5/MTA complex in MTAP-deleted tumor cells
PRMT5/SAM binds the PRMT5/MTA complex
Active
SAM is a methyl donor
SAM
Activating co-factor
Activated PRMT5 regulates RNA splicing, gene expression, and protein translation
PRMT5 = Protein Arginine Methyltransferase 5; SAM - S-adenosylmethionine; MTA: methylthioadenosine; MTAP: methylthioadenosine phosphorylase
PRMT5/MTA
MTA competes with SAM for binding to catalytic site
MTA
Inhibitory co-factor
PRMT5/MTA
Selectively inhibited
Mirati compound is selective for PRMT5/MTA complex
Mirati compound binds to and fully inhibits PRMT5/MTA complex
The CDKN2A/MTAP gene locus is the most common deletion in human cancers, resulting in increased MTA and formation of PRMT5/MTA complexes, a new target for therapeutic intervention
In $MTAP^{DEL}$ tumor cells, Mirati PRMT5/MTA inhibitor selectively kills tumor cells while sparing healthy cells

MRTX1719 PRMT5 Inhibitor

MRTX1719: Potential First-in-class Selective Inhibitor of the PRMT5/MTA Complex

Assay	Criteria	MRTX1719
PRMT5/MTA *MTAP*^{DEL} SDMA cell activity	<15nM	**<10 nM**
Selectivity for *MTAP*^{WT} cells (SDMA)	>20-fold	**>70-fold**
Drug-drug interaction (CYPs)	Low risk	✓
Favorable bioavailability	Low risk ADME	✓


10 Day Viability Assay
% of DMSO Control
150
100
50
0
1
10
100
1000
10000
100000
nM
MRTX1719 MTAP DEL
MRTX1719 MTAP WT
GSK MTAP DEL
GSK MTAP WT

- MRTX1719 selectively inhibits the PRMT5/MTA complex with a very slow off rate and tight binding leads to prolonged PD effects in preclinical models
- Greater inhibition of PRMT5 in *MTAP*-deleted (tumor) cells suggest the potential for an increased therapeutic index with fewer adverse events (e.g., bone marrow suppression) compared to non-PRMT5/MTA selective inhibitors

WT = wild type; ADME: absorption, distribution, metabolism, and excretion; PD = pharmacodynamic; SDMA = symmetric dimethylarginine; PRMT5 = Protein Arginine Methyltransferase 5; MTAP: methylthioadenosine phosphorylase

39

Financial Update

* This amount is comprised of cash, cash equivalents and short-term investments. ** Shares outstanding as of September 30, 2021, includes 51.8 million shares of common stock outstanding and pre-funded warrants to purchase a total of 7.6 million shares of common stock. The pre-funded warrants have a per share exercise price of $0.001.  *** Amount disclosed is calculated as Q3 2021 operating expenses ($151.3M) less Q3 2021 stock-based compensation expense ($26.9M). Select Company Financials NASDAQ MRTX Cash as of September 30, 2021* $1.2B Shares outstanding as of September 30, 2021** 59.4M Q3 2021: Operating Expenses net of stock-based compensation*** $124.4M Q3 2021: Operating Expenses $151.3M

Corporate Overview Presentation November 2021